SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Nicholas Money Market Fund, Inc., a corporation organized and existing under the laws of the State of Maryland, has duly caused this Registration Statement to be signed on its behalf by the undersigned on the 22nd day of April, 1988.


                                NICHOLAS MONEY MARKET FUND, INC.



                                By: /s/ Albert O. Nicholas
                                    ----------------------
                                    Albert O. Nicholas, President, Treasurer
                                      and Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed below by the following persons in the capacity indicated on the dates indicated.

      KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose signature appears below constitutes and appoints Albert O. Nicholas and Thomas J. Saeger, and each of them, his true and lawful attorneys-
in-fact   and   agents,   with  full  power   of   substitution   and
resubstitution for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              Signature          Title               Date
              ---------          -----               ----

/s/ Albert O. Nicholas       President,  Chief        April 17, 1988
----------------------       Executive  Officer
Albert O. Nicholas           Treasurer and
                             Director


/s/ Thomas J. Saeger         Vice       President,    April 17, 1988
---------------------        Secretary,      Chief
Thomas J. Saeger             Financial    Officer,
                             and  Chief Accounting
                             Officer

/s/ Kenneth L. Frank         Director                 April 17, 1988
---------------------
Kenneth L. Frank

/s/ Frederick Hansen         Director                 April 17, 1988
---------------------
Frederick Hansen


/s/ Alfonso D. Robertson     Director                 April 17, 1988
------------------------
Alfonso D. Robertson

                       POWER OF ATTORNEY
              FOR NICHOLAS MONEY MARKET FUND, INC.




      KNOW ALL MEN BY THESE PRESENTS, that Melvin L. Schultz constitutes and appoints Albert O. Nicholas and Thomas J. Saeger, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Form N-1A Registration Statement of Nicholas Money Market Fund, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any state of the United States, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.




Date: December 20, 1995                 /s/ Melvin L. Schultz
                                        ---------------------
                                        Melvin L. Schultz

                       POWER OF ATTORNEY
              FOR NICHOLAS MONEY MARKET FUND, INC.




      KNOW ALL MEN BY THESE PRESENTS, that Jay H. Robertson constitutes and appoints Albert O. Nicholas and Thomas J. Saeger, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Form N-1A Registration Statement of Nicholas Money Market Fund, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any state of the United States, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.




Date: December 20, 1995                 /s/ Jay H. Robertson
                                        --------------------
                                        Jay H. Robertson